ALLIANCE
                                -----------------
                                VARIABLE PRODUCTS
                                -----------------
                                   SERIES FUND
                                -----------------
                                GROWTH PORTFOLIO
                                -----------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

MARKET REVIEW

The market was nervous throughout 2000 as high valuations and rising interest rates created an unstable environment for equities. Rotation among sectors was dramatic between defensive groups, health care particularly, and more aggressive sectors such as telecommunications and technology. In the fourth quarter, a serious correction in the technology sector and related industries occurred as concerns about a slowing economy raised fears of earnings disappointments. This sell-off reduced a great deal of overvaluation but exacerbated investor fears regarding the rate of earnings growth in 2001.

INVESTMENT RESULTS

During the six- and 12-month periods ended December 31, 2000, the Portfolio returned -16.08% and -17.51%, respectively. The Portfolio's benchmarks, as represented by the Russell 1000 Growth Stock Index and the Standard and Poor's (S&P) 500 Stock Index, posted returns of -25.57% and -8.71%, respectively, for the six-month period, and -22.42% and -9.10% for the 12-month period, respectively.

Higher volatility characterized the equity market in 2000. Dramatic price swings were particularly intense during the fourth quarter. Evidence that the economy was slowing made investors cautious about future earnings growth. Pre-announcements from technology companies as well as Home Depot, Inc. and consumer durables companies increased investor nervousness. The decline was particularly adverse for technology stocks, which were selling at significant price-to-earnings ratio premiums to the market. The correction was indiscriminate, taking companies with intact fundamentals down as much as those with questionable business models. The Portfolio was underweighted in the technology sector versus growth indices throughout the year - representation focused on leading companies was appropriate. This helped performance relative to the Russell 1000 Growth Stock Index, but hurt results relative to the S&P 500 Stock Index.

INVESTMENT OUTLOOK

For some time, we have been expecting a slowdown in the economy led by the consumer where spending has been unsustainably strong. We were convinced that the Federal Reserve would keep real short-term rates high until slower growth was apparent. However, deceleration of growth was remarkably abrupt in the fourth quarter. Not only were investors taken aback by the severity of the slowdown, but the Federal Reserve was as well. The 50 basis point reduction in the Federal Funds Rate only three days into January signaled that the Federal Reserve did not want a recession. Going forward, we look for further rate cuts during the first half of the year depending on the tone of the economy. Slower consumer spending and reduction of excess inventories will likely subdue gross domestic product (GDP) growth in the first half of this year. Further, cutbacks in capital spending are generally expected. Inflation is expected to remain subdued, reflecting continued good productivity experience. An absence of any inflation threats gives the Federal Reserve latitude in further reducing rates. In the environment described above, profits are expected to be flat. To summarize, we look for GDP to grow around 2% in the first half of 2001, and to accelerate to 3% in the second half. Long term rates are likely to fluctuate between 5.0% and 6.0%. Inflation is estimated at 2.0% to 3.0%. In this environment, equities with intact earnings are likely to do well. Time will be required, however, before investors become comfortable with slower growth.

AREAS OF OPPORTUNITY

Clearly, we believe this year will require even greater diligence in stock selection. We are constructive regarding equities, but believe the positive response to lower interest rates probably will be gradual. We believe the broad market indices have experienced most of the correction likely, and that stocks generally are priced attractively. The obvious exception is the technology sector, where concerns about disappointing earnings continue to create unprecedented price volatility. Patience will be required for the next one to two quarters, as investors assess the impact of lower interest rates and restoration of appropriate inventory levels. During this time, some of the Portfolio's more defensive holdings in health care and staples probably will continue to outperform. We intend to use the expected volatility in technology to consolidate holdings in those companies with unique products and undiminished leadership positions. We believe these stocks will respond strongly when investors become more comfortable about the prospect of growth resuming. Finally, financial services will continue to be an important position of the Portfolio for all the reasons previously cited: they are beneficiaries

                                          Alliance Variable Products Series Fund
================================================================================

of consolidation both domestically and abroad; merger and acquisition activity likely will pick up as interest rates decline; and valuation levels are compelling. The proposed change by the Financial Accounting Standards Board
(FASB) to eliminate goodwill in corporate combinations also would be an added positive if passed.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Growth Portfolio

o 1 Year                                                                 -17.51%
o 5 Years                                                                 18.99%
o Since Inception (9/94)                                                  21.42%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
================================================================================

o Alliance Growth Portfolio
o Standard & Poor's 500 Stock Index
o Russell 1000 Growth Index

                              [PLOT POINTS TO COME]

                            Growth Portfolio: $33,967
                          S&P 500 Stock Index: $31,896
                       Russell 1000 Growth Index: $31,815

9/30/94* 12/94 12/95 12/96 12/97 12/98 12/99 12/00

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus--The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond--The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA--The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

----------------------------------------------------------------------------------------------
  COMPANY                                          U.S. $ VALUE      PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------------
  Citigroup, Inc.                                 $  30,989,678               7.5%
----------------------------------------------------------------------------------------------
  Vodafone Group Plc (ADR)                           25,901,901               6.3
----------------------------------------------------------------------------------------------
  American International Group, Inc.                 16,565,301               4.0
----------------------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group Cl.A              15,706,134               3.8
----------------------------------------------------------------------------------------------
  MBNA Corp.                                         15,032,639               3.7
----------------------------------------------------------------------------------------------
  IMS Health, Inc.                                   12,973,500               3.2
----------------------------------------------------------------------------------------------
  The CIT Group, Inc. Cl.A                           12,054,070               2.9
----------------------------------------------------------------------------------------------
  Bank of America Corp.                              10,257,650               2.5
----------------------------------------------------------------------------------------------
  Tyco International, Ltd.                           10,053,492               2.4
----------------------------------------------------------------------------------------------
  Flextronics International, Ltd.                     9,764,100               2.4
----------------------------------------------------------------------------------------------
                                                  $ 159,298,465              38.7%
----------------------------------------------------------------------------------------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

Company                                             Shares         U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED
  STOCKS-92.4%
FINANCE-29.0%
BANKING - MONEY
  CENTERS-2.1%
Chase Manhattan Corp. ..................             188,910     $     8,583,598
                                                                 ---------------
BANKING - REGIONAL-6.0%
Bank of America Corp. ..................             223,600          10,257,650
Bank One Corp. .........................              61,000           2,234,125
The CIT Group, Inc. Cl.A ...............             598,960          12,054,070
                                                                 ---------------
                                                                      24,545,845
                                                                 ---------------
INSURANCE-7.4%
Ace, Ltd. ..............................              26,200           1,111,863
AFLAC, Inc. ............................              65,000           4,692,187
American International
  Group, Inc. ..........................             168,069          16,565,301
John Hancock Financial
  Services, Inc. .......................             220,200           8,285,025
                                                                 ---------------
                                                                      30,654,376
                                                                 ---------------
REAL ESTATE-0.8%
JP Realty, Inc. ........................             115,300           1,815,975
Koger Equity, Inc. .....................              88,100           1,371,056
                                                                 ---------------
                                                                       3,187,031
                                                                 ---------------
MISCELLANEOUS-12.7%
Citigroup, Inc. ........................             606,897          30,989,678
Household International, Inc. ..........             118,000           6,490,000
MBNA Corp. .............................             406,975          15,032,639
                                                                 ---------------
                                                                      52,512,317
                                                                 ---------------
                                                                     119,483,167
                                                                 ---------------
TECHNOLOGY-28.4%
COMMUNICATIONS
  EQUIPMENT-0.1%
Loral Space &
  Communications (a) ...................             121,000             385,688
                                                                 ---------------
COMMUNICATION
  SERVICES-2.6%
America Online, Inc. (a) ...............              32,000           1,113,600
Nextel Communications, Inc.
  Cl.A (a) .............................              93,500           2,314,125
Sprint Corp. ...........................             220,000           4,468,750
VoiceStream Wireless
  Corp. (a) ............................              27,200           2,737,000
                                                                 ---------------
                                                                      10,633,475
                                                                 ---------------
COMPUTER
  HARDWARE-1.7%
International Business
  Machines Corp. .......................              55,400           4,709,000
Sun Microsystems, Inc. (a) .............              90,000           2,508,750
                                                                 ---------------
                                                                       7,217,750
                                                                 ---------------
COMPUTER SERVICES-1.5%
Ceridian Corp. (a) .....................             306,900           6,118,819
                                                                 ---------------

COMPUTER SOFTWARE-1.1%
Amdocs, Ltd. (a) .......................               4,500             298,125
Oracle Corp. (a) .......................             120,000           3,487,500
VERITAS Software Corp. (a) .............               7,100             621,250
                                                                 ---------------
                                                                       4,406,875
                                                                 ---------------
COMPUTER SOFTWARE &
  SERVICES-0.7%
Computer Associates
  International, Inc. ..................             139,063           2,711,729
                                                                 ---------------
ELECTRONICS-3.6%
Flextronics International, Ltd.
  (Singapore) (a) ......................             342,600           9,764,100
SCI Systems, Inc. (a)  .................             185,000           4,879,375
                                                                 ---------------
                                                                      14,643,475
                                                                 ---------------
NETWORKING
  SOFTWARE-2.1%
Cisco Systems, Inc. (a) ................             201,000           7,688,250
Juniper Networks, Inc. (a) .............               7,000             882,437
                                                                 ---------------
                                                                       8,570,687
                                                                 ---------------

SEMI-CONDUCTOR
  COMPONENTS-2.5%
Altera Corp. (a) .......................             102,000           2,683,875
Applied Materials, Inc. (a) ............              56,000           2,138,500
Intel Corp. ............................              18,000             541,125
Micron Technology, Inc. (a) ............             122,000           4,331,000
PMC-Sierra, Inc. (a) ...................              10,000             786,250
                                                                 ---------------
                                                                      10,480,750
                                                                 ---------------
TELECOMMUNICATIONS-8.5%
Energis Plc
  (United Kingdom) (a) .................              55,733             375,019
Millicom International Cellular,
  SA (Luxembourg)(a) ...................             105,300           2,421,900
NTL, Inc. (a) ..........................             172,800           4,136,400
Vodafone Group Plc
  (ADR) (United Kingdom) ...............           7,055,889          25,901,901
WorldCom, Inc. .........................             162,926           2,291,147
                                                                 ---------------
                                                                      35,126,367
                                                                 ---------------
MISCELLANEOUS-4.0%
Sanmina Corp. (a) ......................             122,300           9,371,237
Solectron Corp. (a) ....................             209,300           7,095,270
                                                                 ---------------
                                                                      16,466,507
                                                                 ---------------
                                                                     116,762,122
                                                                 ---------------
HEALTH CARE-12.1%
DRUGS-7.7%
American Home Products
  Corp. ................................              40,000           2,542,000
Bristol-Myers Squibb Co. ...............              95,000           7,024,062
Merck & Co., Inc. ......................              54,800           5,130,650
Pfizer, Inc. ...........................             150,000           6,900,000
Pharmacia Corp. ........................              61,400           3,745,400
Schering-Plough Corp. ..................             104,000           5,902,000
SICOR, Inc. (a)(b) .....................               8,000             324,560
                                                                 ---------------
                                                                      31,568,672
                                                                 ---------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                             Shares         U.S. $ Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS-1.2%
Affymetrix, Inc. (a) ...................              25,000     $     1,860,938
Guidant Corp. (a) ......................              60,000           3,236,250
                                                                 ---------------
                                                                       5,097,188
                                                                 ---------------
MEDICAL SERVICES-3.2%
IMS Health, Inc. .......................             480,500          12,973,500
                                                                 ---------------
                                                                      49,639,360
                                                                 ---------------
CONSUMER SERVICES-8.4%
AIRLINES-1.1%
Continental Airlines, Inc.
  Cl.B (a) .............................              90,300           4,661,738
                                                                 ---------------
BROADCASTING &
  CABLE-4.2%
AT&T Corp. - Liberty Media
  Group Cl.A (a) .......................           1,158,056          15,706,134
Comcast Corp. Cl.A (a) .................              35,000           1,461,250
                                                                 ---------------
                                                                      17,167,384
                                                                 ---------------
ENTERTAINMENT &
  LEISURE-1.0%
Harley-Davidson, Inc. ..................              62,800           2,496,300
Time Warner, Inc. ......................              31,000           1,619,440
                                                                 ---------------
                                                                       4,115,740
                                                                 ---------------
RETAIL - GENERAL
  MERCHANDISE-2.1%
Home Depot, Inc. .......................              80,450           3,675,559
Kohl's Corp. (a) .......................              52,400           3,184,357
RadioShack Corp. .......................              39,800           1,703,938
                                                                 ---------------
                                                                       8,563,854
                                                                 ---------------
                                                                      34,508,716
                                                                 ---------------
BUSINESS SERVICES-2.9%
BROADCASTING-2.2%
Adelphia Communications
  Corp. Cl.A (a) .......................             102,000           5,265,750
  cv. pfd ..............................               4,000             572,000
UnitedGlobalCom, Inc.
  Cl.A (a) .............................             219,200           2,986,600
                                                                 ---------------
                                                                       8,824,350
                                                                 ---------------
PRINTING, PUBLISHING &
  BROADCASTING-0.7%
Cablevision Systems Corp.
  Cl.A (a) .............................              35,000           2,972,813
                                                                 ---------------
                                                                      11,797,163
                                                                 ---------------

                                                   Shares or
                                                   Principal
                                                    Amount
                                                     (000)         U.S. $ Value
--------------------------------------------------------------------------------
UTILITIES-3.4%
TELEPHONE-2.9%
AT&T Corp. .............................             123,233     $     2,133,471
AT&T Wireless Group (a) ................             536,000           9,279,500
XO Communications, Inc. ................               6,000             510,750
                                                                 ---------------
                                                                      11,923,721
                                                                 ---------------
MISCELLANEOUS-0.5%
AES Corp. (a) ..........................              38,000           2,104,250
                                                                 ---------------
                                                                      14,027,971
                                                                 ---------------
MULTI INDUSTRY
  COMPANY-2.4%
Tyco International, Ltd. ...............             181,144          10,053,492
                                                                 ---------------
ENERGY-2.4%
OIL & GAS SERVICES-2.4%
BP Amoco (ADR)
  (United Kingdom) .....................             932,896           7,532,782
Santa Fe International Corp. ...........              70,000           2,244,375
                                                                 ---------------
                                                                       9,777,157
                                                                 ---------------
AEROSPACE &
  DEFENSE-1.4%
General Motors Corp.
  Cl.H (a) .............................             249,000           5,727,000
                                                                 ---------------
CAPITAL GOODS-1.0%
ELECTRICAL
  EQUIPMENT-1.0%
General Electric Co. ...................              90,000           4,314,375
                                                                 ---------------
CONSUMER STAPLES-1.0%
RETAIL - FOOD &
  DRUGS-1.0%
Kroger Co. (a) .........................             159,000           4,302,938
                                                                 ---------------
Total Common &
  Preferred Stocks
  (cost $332,302,719)  .................                             380,393,461
                                                                 ---------------
SHORT-TERM
  INVESTMENT-10.2%
U.S. GOVERNMENT
  AGENCY-10.2%
Federal Home Loan Bank
  4.95%, 1/02/01
  (amortized cost
  $41,994,225) .........................          $   42,000          41,994,225
                                                                 ---------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                   U.S. $ Value
--------------------------------------------------------------------------------
TOTAL
  INVESTMENTS-102.6%
  (cost $374,296,944)..          $   422,387,686
Other assets less
  liabilities-(2.6%)...              (10,595,960)
                                 ---------------
NET ASSETS-100%........          $   411,791,726
                                 ===============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to qualified buyers. At December 31, 2000, the aggregate market value of this security amounted to $324,560 or 0.1% of net assets.

      Glossary:

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $374,296,944) .............................   $422,387,686
  Receivable for investment securities sold ...........................................     29,597,824
  Dividends and interest receivable ...................................................        249,160
  Receivable for capital stock sold ...................................................        226,203
                                                                                          ------------
  Total assets ........................................................................    452,460,873
                                                                                          ------------
LIABILITIES
  Due to custodian ....................................................................      1,529,450
  Payable for investment securities purchased .........................................     38,170,818
  Payable for capital stock redeemed ..................................................        611,388
  Advisory fee payable ................................................................        262,954
  Accrued expenses ....................................................................         94,537
                                                                                          ------------
  Total liabilities ...................................................................     40,669,147
                                                                                          ------------
NET ASSETS ............................................................................   $411,791,726
                                                                                          ============
COMPOSITION OF NET ASSETS
  Capital stock, at par ...............................................................   $     16,417
  Additional paid-in capital ..........................................................    332,102,550
  Undistributed net investment income .................................................      1,050,508
  Accumulated net realized gain on investments ........................................     30,491,167
  Net unrealized appreciation of investments and foreign currency denominated assets
     and liabilities ..................................................................     48,131,084
                                                                                          ------------
                                                                                          $411,791,726
                                                                                          ============
Class A Shares
  Net assets ..........................................................................   $357,664,471
                                                                                          ============
  Shares of capital stock outstanding .................................................     14,251,754
                                                                                          ============
  Net asset value per share ...........................................................   $      25.10
                                                                                          ============
Class B Shares
  Net assets ..........................................................................   $ 54,127,255
                                                                                          ============
  Shares of capital stock outstanding .................................................      2,165,609
                                                                                          ============
  Net asset value per share ...........................................................   $      24.99
                                                                                          ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $39,948) ........   $   3,393,560
  Interest ....................................................       1,529,945
                                                                  -------------
  Total investment income .....................................       4,923,505
                                                                  -------------
EXPENSES
  Advisory fee ................................................       3,432,836
  Distribution fee - Class B ..................................          59,449
  Custodian ...................................................         144,745
  Administrative ..............................................          66,000
  Audit and legal .............................................          42,124
  Printing ....................................................          31,337
  Directors' fees .............................................           1,400
  Transfer agency .............................................             968
  Miscellaneous ...............................................           3,673
                                                                  -------------
  Total expenses ..............................................       3,782,532
                                                                  -------------
  Net investment income .......................................       1,140,973
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions ................      30,488,015
  Net realized loss on foreign currency transactions ..........         (37,606)
  Net change in unrealized appreciation/depreciation of:
    Investments ...............................................    (118,883,068)
    Foreign currency denominated assets and liabilities .......          40,676
                                                                  -------------
  Net loss on investments and foreign currency transactions ...     (88,391,983)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................   $ (87,251,010)
                                                                  =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                               Year Ended       Year Ended
                                                                              December 31,     December 31,
                                                                                  2000             1999
                                                                              -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ...................................................   $   1,140,973    $     435,539
  Net realized gain on investments and foreign currency transactions ......      30,450,409       44,951,316
  Net change in unrealized appreciation/depreciation of investments and
    foreign currency denominated assets and liabilities ...................    (118,842,392)      71,614,157
                                                                              -------------    -------------
  Net increase (decrease) in net assets from operations ...................     (87,251,010)     117,001,012
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...............................................................        (301,829)      (1,078,120)
    Class B ...............................................................          (5,174)              -0-
  Net realized gain on investments
    Class A ...............................................................     (43,806,324)     (28,188,611)
    Class B ...............................................................      (1,270,971)              -0-
CAPITAL STOCK TRANSACTIONS
  Net increase ............................................................      82,693,317       45,317,991
                                                                              -------------    -------------
  Total increase (decrease) ...............................................     (49,941,991)     133,052,272
NET ASSETS
  Beginning of period .....................................................     461,733,717      328,681,445
                                                                              -------------    -------------
  End of period (including undistributed net investment income of
     $1,050,508 and $410,276, respectively) ...............................   $ 411,791,726    $ 461,733,717
                                                                              =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Growth Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to provide long-term growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Port folio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Port folio, Worldwide Privatization Portfolio, Global Bond Port folio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign ex change gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Port-

                                          Alliance Variable Products Series Fund
================================================================================

folio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of in vestments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax reclassification of distributions from the Fund's investments in Real Estate Investment Trusts, resulted in a net decrease in undistributed net investment income and a corresponding increase in accumulated net realized gain on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2000.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, the Portfolio received no such waivers/reimbursements.

Brokerage commissions paid on investment transactions for the year ended December 31, 2000, amounted to $536,082. For the period from January 1, 2000 to October 31, 2000, $9,890 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, brokerage commissions of $8,300 were paid to SCB directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations ............................           $267,587,882
U.S. government and agencies ...........................                     -0-
Sales:
Stocks and debt obligations ............................           $251,735,668
U.S. government and agencies ...........................                     -0-

At December 31, 2000, the cost of investments for federal income tax purposes was $377,721,706. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................           $ 91,791,685
Gross unrealized depreciation ..........................            (47,125,705)
                                                                   ------------
Net unrealized appreciation ............................           $ 44,665,980
                                                                   ============

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $16,969,730 during the fiscal year.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Port folio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into for ward exchange currency contracts to hedge exposure to changes in foreign currency ex change rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

                                          Alliance Variable Products Series Fund
================================================================================

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward ex change currency contracts.

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                      ------------------------------    ------------------------------
                                                   SHARES                           AMOUNT
                                      ------------------------------    ------------------------------
                                        Year Ended       Year Ended       Year Ended       Year Ended
                                       December 31,     December 31,     December 31,     December 31,
                                           2000             1999             2000             1999
                                      =============    =============    =============    =============
Class A
Shares sold .......................       2,744,844        2,994,264    $  84,455,094    $  85,831,721
Shares issued in reinvestment of
  dividends and distributions .....       1,426,064        1,101,081       44,108,153       29,266,731
Shares redeemed ...................      (3,496,829)      (2,579,730)    (103,805,556)     (74,650,826)
                                      -------------    -------------    -------------    -------------
Net increase ......................         674,079        1,515,615    $  24,757,691    $  40,447,626
                                      =============    =============    =============    =============

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                      -------------------------------     -------------------------------
                                                   SHARES                              AMOUNT
                                      -------------------------------     -------------------------------
                                        Year Ended    June 1, 1999* to     Year Ended    June 1, 1999* to
                                       December 31,     December 31,      December 31,     December 31,
                                           2000             1999              2000             1999
                                      =============   ================    =============  ================
Class B
Shares sold .......................      2,100,467          172,661        $ 60,743,129    $  4,938,843
Shares issued in reinvestment of
  dividends and distributions .....         41,366               -0-          1,276,146              -0-
Shares redeemed ...................       (146,376)          (2,509)         (4,083,649)        (68,478)
                                      ------------     ------------        ------------    ------------
Net increase ......................      1,995,457          170,152        $ 57,935,626    $  4,870,365
                                      ============     ============        ============    ============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------

* Commencement of distribution.

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ------------------------------------------------------------
                                                                                    CLASS A
                                                          ------------------------------------------------------------
                                                                            Year Ended December 31,
                                                          ============================================================
                                                            2000         1999         1998         1997         1996
                                                          ========     ========     ========     ========     ========
Net asset value, beginning of period ..................   $  33.59     $  27.25     $  22.42     $  17.92     $  14.23
                                                          --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (a) .............................        .08          .03          .10          .07          .06(b)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      (5.36)        8.73         6.19         5.18         3.95
                                                          --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from
  operations ..........................................      (5.28)        8.76         6.29         5.25         4.01
                                                          --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income ..................       (.02)        (.09)        (.06)        (.03)        (.04)
Distributions from net realized gains .................      (3.19)       (2.33)       (1.40)        (.72)        (.28)
                                                          --------     --------     --------     --------     --------
Total dividends and distributions .....................      (3.21)       (2.42)       (1.46)        (.75)        (.32)
                                                          --------     --------     --------     --------     --------
Net asset value, end of period ........................   $  25.10     $  33.59     $  27.25     $  22.42     $  17.92
                                                          --------     --------     --------     --------     --------
Total Return
Total investment return based on net asset value (c) ..     (17.51)%      34.47%       28.73%       30.02%       28.49%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $357,664     $456,027     $328,681     $235,875     $138,688
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements .........        .81%         .84%         .87%         .84%         .93%
  Expenses, before waivers and reimbursements .........        .81%         .84%         .87%         .84%         .93%
  Net investment income ...............................        .26%         .12%         .43%         .37%         .35%(b)
Portfolio turnover rate ...............................         58%          54%          62%          62%          98%

--------------------------------------------------------------------------------

See footnote summary on page 19.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                           -----------------------------
                                                                                                      CLASS B
                                                                                           -----------------------------
                                                                                                Year     June 1, 1999(d)
                                                                                               Ended           to
                                                                                            December 31,   December 31,
                                                                                                2000          1999
                                                                                             ==========     ==========
Net asset value, beginning of period .....................................................   $    33.54     $    26.83
                                                                                             ----------     ----------
Income From Investment Operations
Net investment income (loss) (a) .........................................................          .04           (.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions ..        (5.39)          6.74
                                                                                             ----------     ----------
Net increase (decrease) in net asset value from operations ...............................        (5.35)          6.71
                                                                                             ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income .....................................................         (.01)            -0-
Distributions from net realized gains ....................................................        (3.19)            -0-
                                                                                             ----------     ----------
Total dividends and distributions ........................................................        (3.20)            -0-
                                                                                             ----------     ----------
Net asset value, end of period ...........................................................   $    24.99     $    33.54
                                                                                             ==========     ==========
Total Return
Total investment return based on net asset value (c) .....................................       (17.75)%        25.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................................................   $   54,127     $    5,707
Ratios to average net assets of:
  Expenses ...............................................................................         1.08%          1.12%(e)
  Net investment income (loss) ...........................................................          .13%          (.20)%(e)
Portfolio turnover rate ..................................................................           58%            54%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Growth Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Growth Portfolio (the "Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

New York, New York
February 1, 2001

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designates $35,660,898 as long-term capital gain distributions during the taxable year ended December 31, 2000.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

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(1) Member of the Audit Committee.


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